                                                                 EXHIBIT 10.52

                                AMENDMENT NO. 1
                             TO PURCHASE AGREEMENT


         This Amendment No. 1 (the "Amendment") entered into on this _ day of July, 2004, amends the Purchase Agreement (the "Agreement") dated July 1, 2004, entered into by and among BRIGHTSTAR CORP., a Delaware corporation ("Brightstar"), RAUL MARCELO CLAURE ("Claure"), BRIGHTSTAR GUATEMALA, S.A., an entity formed under the laws of Guatemala (the "Company") and J Y M INMOBILIARIA, S.A. DE C.V., an entity formed under the laws of the Republic of El Salvador ("Seller") and acknowledged and accepted by Seller's sole shareholder, ANA MARGARITA FLORES DE MARTINEZ ("Margarita") and SEBASTIAN DE JESUS MARTINEZ ("Sebastian"). The capitalized terms not defined herein shall have the same meaning as provided in the Agreement.

                                   RECITALS:

         WHEREAS, the Brightstar, Claure and Seller entered into the Agreement dated July 1, 2004, which Agreement was acknowledged and accepted by Margarita and Sebastian; and

         WHEREAS the parties to the Agreement wish to amend certain terms of the Agreement;

         NOW THEREFORE IT IS AGREED AS FOLLOWS:

         1. The recitals set forth above are true and correct and are hereby incorporated by reference.

         2. The last sentence in Section 3(d) shall be deleted in its entirety and replaced with the following:

                           The number of shares of Brightstar Stock transferred to Seller pursuant to subsection (ii) herein shall be Fifteen Thousand Nine-Hundred Eighty Three (15,983) shares (the dollar value reflected in subsection (ii) herein divided by Twelve US Dollars (US$12)).

         3. The last sentence in subsection 4(b) shall be deleted in its entirety and replaced by the following:

                           For purposes of this Section 4(b), the number of shares transferred to Seller pursuant to subsection
                           (b)(ii) hereof shall be calculated by dividing the dollar value reflected in subsection (b)(ii) hereof by Twelve US Dollars (US$12) unless Brightstar has undergone an initial public offering. If, by the time the payment is due pursuant to the terms of this Section 4(b), Brightstar has already undergone its initial public offering, the closing price of the Brightstar Stock on the day immediately preceding the date that the Prepayment Refund is due, as listed on a the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin

                           Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the stock of Brightstar.

         4. In subsection (c)(ii) of Section 7, the words "fifteen (15) calendar days" shall be replaced with "thirty (30) calendar days".

         5. All other provisions of the Agreement remain in full force and effect.

        The undersigned have executed this Amendment as of the date set forth above and each acknowledges that they have read and understood the foregoing Amendment,


                                      BRIGHTSTAR:
                                      BRIGHTSTAR CORP.

                                      By: /s/ R. Marcelo Claure
                                          -------------------------------------
                                          R. Marcelo Claure, President


                                      CLAURE:

                                      /s/ R. Marcelo Claure
                                      -----------------------------------------
                                      R. MARCELO CLAURE, Individually


                                      COMPANY:
                                      BRIGHTSTAR GUATEMALA, S.A.

                                      By:
                                      Name:
                                      Title:


                                      SELLER:
                                      J Y M INMOBILIARIA, S.A. DE C.V.

                                      By: /s/ Ana Margarita Flores de Martinez
                                          -------------------------------------
                                          Name: Ana Margarita Flores de Martinez
                                          Title: Representente legal

THIS AGREEMENT WAS ACKNOWLEDGED AND AGREED TO ON THIS 28 DAY OF JULY, 2004 BY:


                                      SELLER'S SHAREHOLDERS:

                                      /s/ Ana Margarita Flores de Martinez
                                      -----------------------------------------
                                      Ana Margarita Flores de Martinez


                                      /s/ Sebastian de Jesus Martinez
                                      -----------------------------------------
                                      Sebastian de Jesus Martinez


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